UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08723

Upright Investments Trust

(Exact name of registrant as specified in charter)

615 West Mount Pleasant Ave.

Livingston, NJ  07039

(Address of principal executive offices)(Zip code)

David Y.S. Chiueh

615 West Mount Pleasant Ave.

Livingston, NJ  07039

(Name and address of agent for service)

Registrant's telephone number, including area code: 973-533-1818

Date of fiscal year end: September 30

Date of reporting period: September 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

_____________________________________________________________________________________________

ANNUAL REPORT

_____________________________________________________________________________

Upright Growth Fund

_____________________________________________________________________________________________

September 30, 2010

_____________________________________________________________________________________________

TABLE OF CONTENTS

Shareholders Letter…………………………………………………………………………………….

1

Schedule of Investments ………………………………………………………………………………

4

Statement of Assets and Liabilities…………………………………………………………………….

6

Statement of Operations………………………………………………………………………………..

7

Statements of Changes in Net Assets…………………………………………………………………..

8

Notes to the Financial Statements………………………………………………………………………

9

Financial Highlights……………………………………………………………………………………

12

Report of Independent Registered Public Accounting Firm………………………………………….

13

Fund Expense      ………………………………………………………………………………………….                 14

Security Holdings By Industry Sector      …………………………………………………………………             15

Trustees And Officers      …………………………………………………………………………………                16

_____________________________________________________________________________________________

Upright Growth Fund

November 27, 2010

Dear Investor:

We are pleased to present you the Annual Report of the Upright Growth Fund for the fiscal year from

October 1, 2009 to September 30, 2010. The Fund produced a total growth return of 11.80%. The S&P

500 Index yielded a return of 7.95% excluding dividends for the same period.

Market Review

Since the economic storm in 2008, the unemployment rate climbed to approximately 10%. The foreclosure of mortgage hit a record high in 2009. Most consumers lost confidence which weakened the overall economic outlook. Despite of the suspicion of a double dip recession in 2009, the stock market actually performed well. The main reason was that the market rebounded from the lowest point of 2008.

On the other hand, the economy seemingly stabilized in 2010. There were better trends in the global and

American economy. However, the stock market hardly reflected the improvement.

Our decision to invest in the weakest time of the market in 2008 proved to be a successful strategy.

There were many strong stocks under or fair valued. Unfortunately, many financial managers missed the opportunity and waited until 2009 or 2010 to invest. It is much more difficult in today’s market to find stocks at a bargain price.

Economist categorized the following imbalances in the global economy:

1. Economic recovery in developed vs developing countries

The US and European economic recovery lagged the developing countries. The later benefited from their domestic demands thus was able to rebound faster.

2. Financial stimulus policy and loans

The US government granted the stimulus package to boost the loan market. However, the banks become stricter to approve loans, thus less business owners or individuals actually received the loans.

3. Capital / investment market vs job market

After the market rebound, investment capital fluctuated the market, gold and commodity prices went up, and the economy seemed positive. However, the job market remains weak because less loans are approved and the companies remain conservative in hiring.

4. Inflation in G3 countries vs developing countries

The US, Europe, and Japan did not encounter inflation. On the other hand, the developing countries, especially China, are facing the pressure of  inflation.

With the above imbalance in mind, we believe the investment opportunity will arise in the tug-a-war between deflation and inflation, developed and developing countries, and capital flow and tightened jobs market.  Currently, the global governments are working towards finding solutions to minimize the imbalances. Successful financial managers seek to understand the root-cause of the problems and find investment strategy and direction to profit from the situation.

Portfolio Review

Here is a brief review of some of the Fund’s top holdings:

Apple (APPL) – Apple has been the number 1 holding in the Fund since 2008. We took some profit in February 2010 and it was proven to be premature. Apple Corporation has yet reached its peak.

The 2011 forward PE ratio is approximately 17 which is reasonable comparing to the historical value. The company’s earning growth rate in the past 5 years is above 50%. We do not believe the stock can sustain the astonishing growth pattern. However, because of the solid brand name recognition, and the fantastic product innovation, and the popularity among consumer confidence,

it should not be difficult for the company earning to grow additional 15% to 20% in the next 2-

3 years. We predict that the stock price will continue to increase and will outperform the overall market.

AFLAC Inc. (AFL) – As of 9/30/2010, the stock price increased 21% in the fiscal year. It is one of the top 10 holdings. The company has solid marketing channels in Japan. Their products are highly competitive. The current PE ratio is below 10. The net profit hit its record high. The stock price is below its highest price prior to the 2008 economic disaster and is considered fair value. It will remain a strong hold in the Fund.

Silicon Motion Technology (SIMO) – The stock performed well as of 9/30/2010. It has been adjusted lower at the time of this report. We are disappointed that the NAMD flash memory did not reach the market share predicted. The stock price did not meet the earning potentials, either.

We sold Sandisk and kept Silicon Motion Technology. It turned out to be a miss. We will monitor the company operations for future consideration whether the stock will remain a top holding.

Corning (GLW) – Corning produces the materials used for LCD TV and fiber optics. The two products continue to be in high consumer demand and extend their market reach. Both technologies have become mainstream and will gain wider adoption. Corning has benefited from the trend.

United Health Group (UNH) – UNH stock price had declined and was under valued for several years until 2010. The stock price increased 40%. Though the change is definitely positive, the future growth pace and momentum do not show solid strength. We remain cautious to monitor the growth and will make adjustment accordingly.

Starbucks (SBUX) – The Fund started to acquire Starbucks stocks since early 2008. Over the past

3 years, the price increased 33%. Its earning power has rebounded due to the overall economic recovery and the company’s effective operational strategy. The stock price is no longer under value. It is considered fair value toward to premium. With its rebound momentum and the expansion to Asian markets, there is still potential for the stock to grow.

Conclusion

2011 is going to be a challenging year ahead, but we always search and evaluate opportunities to prosper. We appreciate your trust and business in the past and look forward to better portfolio performance in the near future.

Sincerely,

David Y.S. Chiueh, CFP

Portfolio Manager

This chart reflects a ten-year comparison in the change in value of a hypothetical $10,000 investment in the Fund, including reinvested dividends and distributions, compared with a broad-based securities market index.   Returns shown assume reinvestment of all dividends.  Performance reflects expense reimbursements and fee waivers in effect and do not reflect the sales charges.  Absent expense reimbursement and fee waivers, total returns would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

S&P 500 Stock Index - An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

Average Annual Returns

For the Periods ended September 30, 2010

	1 -Year	5 - Year	10 Year
Upright Growth Fund	11.8%	-7.49%	-6.45%
S&P 500 Index	10.162%	0.637%	-0.432%
* Inception January 21, 1999

Upright Growth Fund

Schedule of Investments

September 30, 2010

	Number of	Market
	Shares	Value

COMMON STOCKS- 96.99%

Biotechnology- 3.51%
Amgen Incorporated *	3,100	$ 170,841
Bank-1.62% Bank of America Corp	6,000	78,615

Computer- 14.79%
Apple Computer Inc. *	2,400	681,000
Dell Inc. *	3,000	38,910
		719,910

Diversified Company- 11.10%
Direxion Large Cap Bear *	6,000	74,520
General Electric Company	2,000	32,500
Manitowoc Company Inc.	26,000	314,860
Proshs Ultrashrt S&P	4,000	118,360
		540,240

Electronic- 8.62% Au Optronics Corp ADR *	8,650	90,479
Corning Inc.	18,000	329,040
		419,519

Energy-0.34%
Canadian Solar Inc *	1,000	16,300

Financial Service- 3.67% Citigroup Inc. * Direxion Financial * Prudential Financial Inc.	6,000 6,000 500	23,460 128,040 27,090
		178,590
Food-5.25%
Starbucks Corp	10,000	255,500

Healthcare- 7.94%
Unitedhealth Group Inc.	11,000	386,210
Insurance- 6.36%
A F L A C Inc.	4,500	232,695
Metlife Inc.	2,000	76,900 309,595

Leisure- 1.92%
Mgm Mirage *	8,300	93,624
Medical- 10.40%
Humana Inc. * Medtronic Inc.	4,000 500	200,960 16,790
Pfizer Incorporated	16,800	288,456
		506,206
Oil- 2.83% Chevron Corporation Oil Service Holders Tr	1,000 500	81,050 56,575 137,625
Real Estate-4.57% Proshs Ultra Real Estate	5000	222,450

Semiconductor- 10.34%
Himax Tchnologies Adr Silcon Motion Technology * Taiwan Semiconductr Adrf	35,000 71,000 2,926	86,800 386,950 29,670 503,420

Telecommunication- 2.35%
Nokia Corp Spon ADR. Research In Motion Ltd *	8,000 700	80,240 34,083 114,323

Transportation-1.38%
Dryships Inc *	14,000	67,340

Total Common Stocks (Cost $ 5,025,722) Cash and Money Funds-4.19%		4,720,308 204,100

Total Investments (Cost $5,229,822)		4,924,408

Other Assets Less Other Liabilities- (-1.18%)		(57,806)

Total Net Assets- 100%		$ 4,866,602

* Non-income producing security

ADR - American Depository Receipt

See accompanying notes to financial statements.

Upright Growth Fund

Statement of Assets and Liabilities
September 30, 2010

ASSETS:
Investments, at market value (identified cost $5,229,822)	$ 4,924,408
Dividends receivable	352
Interest receivable	35

Total Assets	4,924,795

LIABILITIES:
Investment advisory fees accrued	12,987
Administrative fees accrued	25,195
Custodian fees	300
Auditors and legal fees	11,734
Trustee fees	3,426
Registration fees	2,283
Insurance fees	1,768
Miscellaneous	500

Total Liabilities	58,193

NET ASSETS	$ 4,866,602

NET ASSETS CONSIST OF:
Capital stock, no par value, unlimited
number of shares authorized, 713,271 shares issued
and outstanding
Additional paid-in capital	$ 7,193,615
Accumulated undistributed:
Net investment income (loss)	(635,226)
Net realized gain (loss)	(1,386,373)
Net unrealized appreciation (depreciation)	(305,414)

Total Net Assets	$ 4,866,602

Net Asset Value, redemption price per share	$ 6.82

See accompanying notes to financial statements.

Upright Growth Fund

Statement of Operations
For the Year Ended September 30, 2010

INVESTMENT INCOME:
Dividend income	$ 50,509
Interest income	532

Total investment income	51,041

EXPENSES:
Investment advisory fees	52,604
Administrative fees	49,974
Custodian fees	3,666
Auditors and legal fees	10,780
Trustee fees	1,689
Blue sky fees	547
Insurance fees	813
Miscellaneous	469
Interest expenses	265
ADR fees	2,159

Total expenses	122,966

NET INVESTMENT LOSS	(71,925)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investment securities	(407,661)
Change in unrealized depreciation on investments- net	1,095,072

Total realized and unrealized depreciation on investments- net	687,411

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$615,486

See accompanying notes to financial statements.

Upright Growth Fund

Statements of Changes in Net Assets

	For the Years Ended
	September 30,
	2010	2009
OPERATIONS
Net investment loss	$ (71,925)	$ (28,330)
Net realized loss on investment transactions	(407,661)	(910,922)
Net change in unrealized (depreciation) on investments	1,095,072	1,144,714

Net increase in net assets from operations	615,486	205,462

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	245,690	457,701
Payments for shares redeemed	(1,767,081)	(159,992)

Net increase (decrease) in net assets from capital share transactions	(1,521,391)	297,709

TOTAL INCREASE (DECREASE) IN NET ASSETS	(905,905)	503,171

NET ASSETS:
Beginning of period	5,772,507	5,269,336

End of period	$ 4,866,602	$ 5,772,507

CHANGES IN SHARES OUTSTANDING
Shares sold	37,412	102,759
Shares redeemed	(270,671)	(37,877)

Net increase (decrease) in shares outstanding	(233,259)	64,882

Note- the Fund has no undistributed net investment income, undistributed capital gains (losses), or accumulated distributions in excess of net investment income for each of the periods presented.

See accompanying notes to financial statements.

Upright Growth Fund

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2010

 1. ORGANIZATION

The Upright Investments Trust (the “Trust”) was organized as a business trust under the laws of the State of Delaware under a Certificate of Formation dated March 4, 1998, and is registered as an open end, diversified management investment company under the Investment Company Act of 1940.  The Certificate of Formation provides for an unlimited number of authorized shares of beneficial interest, which may, without shareholder approval, be divided into an unlimited number of series of such shares.  The Trust presently consists of one diversified investment portfolio, Upright Growth Fund (the “Fund”).  The principal investment objective of the Fund is to provide long-term growth of capital, with income as a secondary objective.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  These policies are in conformity with generally accepted accounting principles in the United States (“GAAP”).

In June 2009, the Financial Accounting Standards Board (“FASB”) codified its standards and accounting principles for financial statements issued after September 15, 2009.  The accompanying financial statements make reference to GAAP issued by the FASB as Accounting Standards CodificationTM (“ASC”)

a)

Fair Value Measurements

ASC 820-10 establishes a three-tier framework for measuring fair value based upon a hierarchy of inputs.  The three levels of inputs are:

Level 1 – Unadjusted quoted prices active in markets for identical investments.’

Level 2 – Other significant observable inputs (including quoted prices for identical investments on an inactive market, prices for similar investments, interest rates, prepayment speeds, credit risk, yield curves, default risk and similar data.)

Level 3 – Significant unobservable inputs, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the investment, and would be based upon the best available information.

The following table summarizes the inputs used to value the Fund’s investments as of September 30, 2010:

Level 1

$ 4,924,408

Level 2

   -

Level 3

                 -

Total

$ 4,924,408

b)

Investment Valuation

All of the Fund’s investments consist of listed equity securities or money market funds.  The listed equity securities are traded on a national securities exchange (or reported on the NASDAQ national market) and are valued at the last quoted sales price on the day the valuation is made.  Price information on listed securities is taken from the exchange where the security is primarily traded.  Equity securities which are listed on an exchange but which are not traded on the valuation date are valued at the current bid prices.

Money market funds are valued at their closing net asset value on the day the valuation is made.

c)

Federal Income Taxes - The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

Tax basis components of distributable earnings -  There is no undistributed ordinary income.  The fund has no undistributed long-term capital gains.  The Fund has capital loss carry forwards - totaling $1,386,464, of which $25,202 expires September 30, 2013, $42,679 which expires September 30, 2016, $910,922 which expire September 30, 2017, and $407,661 which expires September 30, 2018.

As of September 30, 2010, the gross unrealized appreciation for all securities totaled $1,070,571 and the gross unrealized depreciation for all securities totaled ($1,375,985) resulting in a net unrealized depreciation of ($305,414) for tax purposes.

d)

Distributions to Shareholders - Distributions from net investment income, if any, are declared and paid annually.  Distributions of the Fund’s net realized capital gains, if any, are declared at least annually.  Distributions are recorded on the

NOTES TO FINANCIAL STATEMENTS

(CONTINUED)

SEPTEMBER 30, 2010

ex-dividend date.  No distributions were made during 2009 or 2010.

The fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from GAAP.  These reclassifications are due to differing treatment for items such as deferral of wash sales and net operating losses.

e)

Other - Investment and shareholder transactions are recorded on the trade date.  Gains and losses on securities transactions are determined on the basis of identified cost.  Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

f)

Repurchase Agreements - In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of         the repurchase transaction, including accrued interest, at all times.  If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Company may be delayed or limited.   The Fund did not enter any repurchase agreements during 2009 or 2010.

g)

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

h)

Securities Sold Short - The Fund may make short sales. A short sale involves selling a security which the Fund does not own. The proceeds received for short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination.  The Fund records a realized gain or loss when the short position is closed out.  The fund did not have any open short positions at September 30, 2010.

i)

Securities Purchased on Margin – The Fund may purchase securities on margin in which case the Fund does not fully pay for securities purchased and borrows amounts to settle the purchase.  No securities were purchased on margin at September 30, 2010. During this period, the fund incurred margin interest of $265.

3. INVESTMENT TRANSACTIONS

 The aggregate amounts of security transactions during the year ended September 30, 2010 (excluding repurchase agreements and short-term securities), were as follows:

                                        Other than

                                        U.S. Govt.            U.S. Govt.

                                        Securities             Securities

Purchases

                      $ 302,059                   -

Proceeds from sales         1,852,015                  -

As of September 30, 2010, the gross unrealized appreciation for all securities totaled $1,070,571 and the gross unrealized depreciation for all securities totaled ($1,375,985) for a net unrealized depreciation of ($305,414) for tax purposes.  The aggregate cost of securities excluding cash and money funds at September 30, 2010 was $5,025,722.  During the year ended September 30, 2010, the Fund paid no dividends nor did it have distributable earnings.

4. INVESTMENT ADVISORY AND OTHER               AGREEMENTS

The Fund has entered into an Investment Advisory Agreement with Upright Financial Corporation (“Adviser”).  Pursuant to its Investment Advisory Agreement with the Fund, the Adviser is entitled to receive a fee, calculated at an annual rate of 1.50% of its daily net assets for the period from 10/01/2009 to 12/31/2009.  The rate was changed to 1% of its daily net assets starting from 01/01/2010.  The Fund has accrued $12,987 of adviser fees through September 30, 2010.  During the year ended September 30, 2010 the fund incurred $52,604 in advisory fees.

NOTES TO FINANCIAL STATEMENTS

(CONTINUED)

SEPTEMBER 30, 2010

Upright Financial Corporation is the Fund’s administrator (the“Administrator”). As compensation for services rendered to the Fund, the Administrator is entitled to receive a fee calculated at an annual rate of 0.45% of its daily net assets for the period from 10/01/2009 to 12/31/2009.

Starting from 01/01/2010, the rate was changed as follows. The Fund shall pay to the Administrator at the end of each calendar month a fee at the annual rate of 0.95% of the Fund’s average daily net assets for the first $10 million of average daily net assets, 0.85% of the Fund’s average daily net assets for average daily net assets between $10 million to $20 million, and 0.65% of the Fund’s average daily net assets for average daily net assets over $20 million.

The Fund has accrued $25,195 of administrative fees through September 30, 2010.  During the year ended September 30, 2010, the Fund incurred $49,974 in administrative fees.

Mutual Shareholder Services serves as transfer agent and US Bank serves as custodian.

David Y.S. Chiueh is an officer of Upright Financial Corporation, the Fund Adviser.  He is also an officer and trustee of the Fund

5. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares were as follows:

	For the	Year ended	For the	Year ended
	September	30,2010	September	30,2009
Shares sold	37,412	$245,690	102,759	$457,701
Shares redeemed	(270,671)	(1,767,081)	(37,877)	(159,992)
Net capital share
Transactions	(233,259)	$(1,521,391)	64,882	$ 297,709

6. LINE OF CREDIT

The Fund has a $1,000,000 line of credit with US Bank expiring December 1, 2010 of which the entire amount is available at September 30,2010.   The line bears interest at US Bank’s prime rate.  The line is secured by all assets of the Fund.  No amounts were due on this line at September 30, 2010.

7. SUBSEQUENT EVENT

On December 1, 2010, the line of credit with US Bank was extended to December 1, 2011 with an available amount of one million. ($1,000,000)

Upright Growth Fund

Financial Highlights
Selected data for a share outstanding throughout each year.

	Years Ended September 30,
	2010	2009	2008	2007	2006
PER SHARE DATA
Net asset value, beginning of year	$6.10	$ 5.98	$ 11.04	$ 10.44	$ 10.07

Investment operations:
Net investment loss	(0.09)	(0.03)	(0.04)	(0.11)	(0.13)
Net realized and unrealized gain (loss) on investments	0.81	0.15	(5.02)	0.71	0.50

Total from investment operations	0.72	0.12	(5.06)	0.60	0.37

Less distributions from net investment income	-	-	-	-	-

Net asset value, end of year	$6.82	$ 6.10	$ 5.98	$ 11.04	$ 10.44

TOTAL RETURN	11.80%	2.04%	( (45.83%)	5.75%	3.67%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	4,867	5,773	5,269	8,687	8,391

Ratio of net expenses to average net assets	2.52%	2.54%	2.38%	2.25%	2.21%
Ratio of net investment income (loss) to average net assets	(1.40%)	(0.66%)	(0.45%)	(1.03%)	(1.65%)
Portfolio turnover rate	6.11%	29.13%	31.74%	38.47%	30.87%

Note: the Fund used the average share method to calculate selected data per share throughout each year.

Upright Growth Fund

Meyler&Company LLC

One Arin Park

Phone: 732-671-2244

Certified Public Accountants

1715 Highway 35

& Management Consultants

Middletown, NJ 07748

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

Upright Growth Fund

Livingston, New Jersey

We have audited the accompanying statement of assets and liabilities of the Upright Growth Fund (the “Fund”), including the schedule of investments, as of September 30, 2010, the related statement of operations for the year ended September 30, 2010, the statements of changes in net assets for each of the years in the two-year period ended September 30, 2010, and the financial highlights for each of the years in the five-year period ended September 30, 2010.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Upright Growth Fund as of September 30, 2010, the results of its operations for the year ended September 30, 2010, the changes in its net assets for each of the years in the two-year period ended September 30, 2010, and the financial highlights for each of the years in the five-year period ended September 30, 2010, in conformity with accounting principles generally accepted in the United States of America.

/s/ Meyler & Company, LLC

Middletown, NJ

November 29, 2010

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC's Web site at http://www.sec.gov.  The Fund’s Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330

FUND EXPENSES

A shareholder of each Fund incurs two types of costs: (1) transaction costs, such as sales charge if applied, and (2) ongoing costs, including investment advisory fees and other fund expenses. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2010 through September 30, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expense. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000, then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Upright Growth Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	April 1, 2010	September 30, 2010	April 1, 2010 to September 30, 2010

Actual	$1,000.00	$970.13	$12.41
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,012.40	$12.68

* Expenses are equal to each Fund's annualized expense ratio of 2.52%, multiplied by the average account value over the period, Multiplied by 183/366 (to reflect the one-half year period).

UPRIGHT GROWTH FUND

 Security Holdings By Industry Sector

September 30, 2010

The following chart gives a visual breakdown of the Fund by the industry sectors. The underlying securities represent a percentage of the portfolio investments.

Upright Growth Fund

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust.  Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.  A majority of Upright‘s board members are independent, meaning that they have no affiliation with Upright or the funds they oversee.

The Fund is not part of a “fund complex”.  The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address and Year of Birth	Position(s) Held With Trust	Principal Occupations (Past 5 Years)	Other Directorships Held by Trustee
David Y.S. Chiueh1 615 West Mt. Pleasant Ave Livingston, NJ 07039 Year of Birth: 1957	Trustee since 1998; Chairman of the Board and Chief Executive Officer since 1998	President of the Investment Adviser since 1990; He held the license of Certified Financial planner since 1991.	None

1 David Y.S Chiueh is “interested persons” of the Trust because he is officer of the Trust.  In addition, he may be deemed to be “interested persons” of the Trust because he is officer of the Fund’s adviser.

The following table provides information regarding each Trustee who is a “Non-interested person” of the Trust, as defined in the Investment Company Act of 1940.

Independent Trustee

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Carol Jou 615 West Mount Pleasant Ave., Livingston, NJ 07039 Age 48 Alice Chen 615 West Mount Pleasant Ave., Livingston, NJ 07039 Age 50	Trustee and Chief Compliance Officer Trustee and Financial Officer	Since December 2005/ Indefinite Since November 2009/ Indefinite

Manager, Novartis Pharmaceutical Corporation

(2005 to present)

IT application systems Engineer, Schering-Plough Pharmaceutical Corporation, Kenilworth (2001 to 2005)

Controller, Great China Chartering & Agency Corp. at New Jersey & Shanghai, China

Senior

Administrator,

J&M

Manufacturing

Corp, New Jersey

				1 1	N/A Alice N Chen Bing B Chen JTWROS

The Statement of Additional Information includes additional information about the Trustees and is available without charge upon request by calling the Fund at 973-533-1818.

Investment Adviser & Administrator

Upright Financial Corporation

615 West Mt. Pleasant Avenue

Livingston, NJ 07039

Custodian

US Bank

1555 N. River Center Drive

Milwaukee, WI 53212

Independent Registered Public Accounting Firm

Meyler & Company, LLC

One Arin Park

1715 Highway 35

Middletown, NJ 07748

Transfer Agent

Mutual Shareholder Services

8869 Brecksville Road, Suite C

Brecksville, OH 44141

Trustees

David Y.S. Chiueh

Alice Chen

Carol Jou

Upright Growth Fund

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By : /s/ David Y.S Chiueh

David Y.S Chiueh

Trustee

Date: December 3, 2010

By : /s/ David Y.S Chiueh

David Y.S Chiueh

Chief Financial Officer

Date: December 3, 2010

Upright Growth Fund

Item 2. Code of Ethics.

(a)   As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)   For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)   Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)   Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)   Compliance with applicable governmental laws, rules, and regulations;

(4)   The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c)   Amendments

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The Board of Directors has created a permanent audit committee, on 10/10/03, the current head is Ms. Alice Chen, who is qualified as financial expert under current SEC regulations.   She has more than 20 years of experiences in the field.  Each member of the audit committee is “independent”, as that term is defined under applicable law.  The audit committee meets at least annually with the independent accountants (CPA) and executive officers of the Company.  The audit committee reviews, among other matters, the accounting principles being applied by the Company in financial reporting, the scope and adequacy of internal controls, and the responsibilities and fees of the independent accountants.  The recommendations of the audit committee are reported to the full Board.

Item 4. Principal Accountant Fees and Services.

(a)  Audit Fees

FY 2010

$ 9,500

FY 2009

$ 9,000

Upright Growth Fund

(b) Audit-Related Fees

FY 2010

$ 0

FY 2009

$ 0

Nature of the fees:

N/A

(c) Tax Fees

FY 2010

$ 0

FY 2009

$ 0

Nature of the fees:

N/A

(d)  All Other Fees

FY 2010

$ 0

FY 2009

$ 0

Nature of the fees:

N/A

(e)

(1) Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Percentages of Services Approved by the Audit Committee

Audit-Related Fees:

100%

Tax Fees:

100%

All Other Fees:

100%

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)  The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

FY 2010

$ 0

FY 2009

$ 0

(h)  The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a)   Based on an evaluation of the registrant’s disclosure controls and procedures as of September 30, 2010, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)   There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) EX-99.CODE ETH.  Filed herwith.

(a)(2) EX-99.CERT.  Filed herewith.

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)  EX-99.906CERT.  Filed herewith.

Upright Growth Fund

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Upright Investments Trust

By /s/David Y.S. Chiueh

*David Y.S. Chiueh

Chief Executive Officer

Date: December 16, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/David Y.S. Chiueh

*David Y.S. Chiueh

Chief Executive Officer

Date: December 16, 2010

By : /s/ David Y.S Chiueh

David Y.S. Chiueh

Chief Financial Officer

Date: December 16, 2010

* Print the name and title of each signing officer under his or her signature.